Financial Investors Trust

United Association S&P 500 Index Fund

SUPPLEMENT DATED May 1, 2001
TO THE PROSPECTUS DATED AUGUST 28, 2000

The following information supplements and should be read in conjunction with the information provided in the Fund's Prospectus dated August 28, 2000.

Through the first year of operations, ALPS Distributors, Inc. ("ADI") has been waiving the distribution (12b-1) fees it is entitled to receive from Class II of the Fund to .035%. However, effective May 1, 2001, ADI has reduced this waiver to .05%.

The second sentence under the section entitled "Fees and Expenses of the Fund" shall be deleted in its entirety.

The table entitled "Annual Fund Operating Expenses" on page 4 of the Prospectus shall be deleted in its entirety and replaced with the following table:

Annual Fund Operating Expense (expenses that are deducted from Fund Assets)	Class I	Class II
Management Fees	0.01%	0.01%
Distribution (12b-1) Fees	None	0.10%*
Other Expenses	0.11%	0.11%
Total Annual Fund Operating Expenses	0.12%	0.22%
Fee Waiver	---	(0.05)%*
Net Annual Fund Operating Expenses	0.12%	0.17%

The footnote to the table on page 4 of the Prospectus shall be deleted in its entirety and replaced with the following language:

ALPS Distributors, Inc. ("ADI") has contractually agreed to waive the distribution (12b-1) fees that it is entitled to receive from Class II to .05% for the current fiscal year.

The example on page 5 of the Prospectus shall be deleted in its entirety and replaced with the following example:

	One Year	Three Years	Five Years	Ten Years
Class I	$12	$39	$68	$154
Class II	$17	$66	$119	$275

The second sentence in the second paragraph of the section entitled "Distribution Plan" on page 13 of the Prospectus shall be deleted in its entirety and replaced with the following language:

For the current fiscal year, ADI has agreed to waive the fee payable to ADI under the Distribution Plan to .05% of the average net assets of the Fund that are attributable to Class II.